UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: March 14, 2016

ANADARKO PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8968	76-0146568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Lake Robbins Drive

The Woodlands, Texas 77380-1046

(Address of principal executive offices)

Registrant’s telephone number, including area code (832) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 14, 2016, Anadarko Petroleum Corporation (the “Company”) entered into a Terms Agreement, dated as of March 14, 2016 (including the Underwriting Agreement (Standard Provisions) dated March 14, 2016 of the Company incorporated therein by reference, the “Terms Agreement”), among the Company and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), related to the Company’s public offering (the “Offering”) of $3,000,000,000 aggregate principal amount of debt securities, consisting of $800,000,000 aggregate principal amount of its 4.85% senior notes due 2021, $1,100,000,000 aggregate principal amount of its 5.55% senior notes due 2026 and $1,100,000,000 aggregate principal amount of its 6.60% senior notes due 2046 (collectively, the “Notes”). The Terms Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. In connection with the transactions contemplated by the Terms Agreement, the Company completed the Offering on March 17, 2016. The foregoing description of the Terms Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Terms Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Notes are governed by the terms of an Indenture, dated as of September 19, 2006, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly, the Bank of New York Trust Company, N.A.), as trustee. The Notes are senior unsecured obligations and rank equal in right of payment to all of the Company’s existing and future senior indebtedness that is not specifically subordinated to the Notes. The Company may, at its option, at any time and from time to time, redeem any series of the Notes, in whole or in part, upon not less than 30 nor more than 60 days’ prior notice sent to each holder’s registered address as set forth in the Officers’ Certificate of the Company dated March 17, 2016 (the “Officers’ Certificate”). The Company intends to use the net proceeds from the offering to refinance the Company’s 5.95% senior notes prior to or at maturity in September 2016 and the remaining net proceeds to refinance a portion of the Company’s 6.375% senior notes prior to or at maturity in September 2017, and in the interim may use such net proceeds for general corporate purposes. The terms of the Notes are further described in the prospectus supplement of the Company dated March 14, 2016, together with the related prospectus dated June 3, 2015, as filed with the Securities and Exchange Commission under Rule 424(b)(5) of the Securities Act on March 15, 2016.

The Officers’ Certificate establishing the Notes and the form of the Notes of each series are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and incorporated by reference herein. A legal opinion regarding the legality of the Notes is filed as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

On March 14, 2016, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

1.1	Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated March 14, 2016 of Anadarko Petroleum Corporation incorporated therein by reference), dated March 14, 2016, among Anadarko Petroleum Corporation and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated March 17, 2016 establishing the 4.85% senior notes due 2021, the 5.55% senior notes due 2026 and the 6.60% senior notes due 2046.

4.2	Form of 4.85% senior notes due 2021 (included as Exhibit I to Exhibit 4.1).

4.3	Form of 5.55% senior notes due 2026 (included as Exhibit II to Exhibit 4.1).

4.4	Form of 6.60% senior notes due 2046 (included as Exhibit III to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

99.1	Company Press Release, dated March 14, 2016, regarding the pricing of the notes offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANADARKO PETROLEUM CORPORATION
(Registrant)

March 17, 2016	By:	/s/ Amanda M. McMillian
Amanda M. McMillian
Senior Vice President, General Counsel, Corporate
Secretary and Chief Compliance Officer

EXHIBIT INDEX

1.1	Terms Agreement (including the Underwriting Agreement (Standard Provisions) dated March 14, 2016 of Anadarko Petroleum Corporation incorporated therein by reference), dated March 14, 2016, among Anadarko Petroleum Corporation and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mizuho Securities USA Inc., as representatives of the several underwriters named therein.

4.1	Officers’ Certificate of Anadarko Petroleum Corporation dated March 17, 2016 establishing the 4.85% senior notes due 2021, the 5.55% senior notes due 2026 and the 6.60% senior notes due 2046.

4.2	Form of 4.85% senior notes due 2021 (included as Exhibit I to Exhibit 4.1).

4.3	Form of 5.55% senior notes due 2026 (included as Exhibit II to Exhibit 4.1).

4.4	Form of 6.60% senior notes due 2046 (included as Exhibit III to Exhibit 4.1).

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included as part of Exhibit 5.1).

99.1	Company Press Release, dated March 14, 2016, regarding the pricing of the notes offering.